UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2021

BGC Partners, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
499 Park Avenue, New York, NY 10022
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	BGCP	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On November 22, 2021, at the Annual Meeting of Stockholders (the “Annual Meeting”) of BGC Partners, Inc. (the “Company”), the Company’s stockholders approved: (i) amendments to the Company’s Amended and Restated Long Term Incentive Plan to increase by 100 million to a total of 500 million shares the aggregate number of shares of the Company’s Class A common stock that may be delivered or cash settled pursuant to awards granted during the life of the Plan and to remove the annual per-participant limit of 15 million awards that may be granted under the Plan; and (ii) the Eighth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan (the “Equity Plan”) reflecting such amendments and a restatement of the Plan.
For a description of the terms and conditions of the Equity Plan as approved by the Company’s stockholders at the Annual Meeting, see “Description of the Equity Plan as Proposed to be Amended and Restated” under “Proposal 4 – Approval of the Eighth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan,” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on October 12, 2021, which description is incorporated by reference herein. The description of the Equity Plan contained in the proxy statement is qualified in its entirety by reference to the full text of the Equity Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.
ITEM 5.07. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.
The following matters were voted on at the Annual Meeting:

(1)The election of six directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;
(2)The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;
(3)The approval of an advisory vote on executive compensation; and
(4)The approval of the Eighth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan.
For more information about the foregoing proposals, see the proxy statement for the Annual Meeting.

At the Annual Meeting, holders of Class A common stock were entitled to one vote per share, and holders of the Company’s Class B common stock were entitled to 10 votes per share, and the two classes voted together as a single class on each of the matters submitted to a vote of stockholders. The aggregate number of Class A and Class B votes cast for and against and withheld votes, abstentions and broker non-votes with respect to each matter voted upon at the Annual Meeting are set forth below:

Proposal 1 - Election of Directors

Directors	For	Withheld	Broker Non- Votes
Howard W. Lutnick	566,040,962	72,098,621	74,996,545
Stephen T. Curwood	562,462,792	75,676,791	74,996,545
William J. Moran	596,801,703	41,337,880	74,996,545
Linda A. Bell	595,869,722	42,269,861	74,996,545
David P. Richards	596,877,429	41,262,154	74,996,545
Arthur U. Mbanefo	604,304,705	33,834,878	74,996,545
The six nominees were elected to the Board of Directors and will serve as directors until the Company’s next annual meeting and until their respective successors have been duly elected and qualified.

Proposal 2 – Ratification of appointment of independent registered public accounting firm

For	Against	Abstain
712,246,860	573,631	315,637
Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
Proposal 3 – Approval of an advisory vote on executive compensation

For	Against	Abstain	Broker Non-Votes
510,524,542	125,436,140	2,178,901	74,996,545
Stockholders approved, on an advisory basis, the Company’s executive compensation.
Proposal 4 - Approval of the Eighth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan

For	Against	Abstain	Broker Non-Votes
507,475,465	128,385,720	2,278,398	74,996,545
Stockholders approved the Eighth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan..
.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Eighth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.

Date: November 23, 2021	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman of the Board and Chief Executive Officer
[Signature Page to Form 8-K regarding action taken at the Company’s 2021
Annual Meeting of Stockholders]